SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (date of earliest event reported):  June 30, 2000




                                  SBC COMMUNICATIONS INC.
                      (Exact name of Registrant as Specified in Charter)



           Delaware                       1-8610                   43-1301883
(State or other Jurisdiction            (Commission             (IRS Employer
       of Incorporation)                 File Number)    Identification Number)




    175 E. Houston, San Antonio, Texas                                   78205
  (Address of Principal Executive Offices)                           (Zip Code)


         Registrant's telephone number, including area code:   (210) 821-4105


                                  N/A
       (Former Name or Former Address, if Changed Since Last Report)

Items 1-4.        Not Applicable

Item 5.           Other Events

               SBC Communications Inc. ("SBC") filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on June 30, 2000, to merge its capital funding subsidiary, SBC Communications Capital Corporation (formerly known as Southwestern Bell Capital Corporation), with and into SBC. In connection with the merger, SBC assumed all of the outstanding obligations of SBC Communications Capital Corporation, including all outstanding debt securities under the Indenture with the Bank of New York, dated as of February 1, 1987, as supplemented by the Second Supplemental Indenture, dated as of June 30, 2000.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number            Description

  3               Bylaws amended June 30, 2000.

  4 Form of Indenture, dated as of June 30, 2000, between SBC Communications Capital Corporation, SBC Communications Inc., and The Bank of New York, Trustee.

Item 8.           Not applicable.

                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SBC COMMUNICATIONS INC.


                                  By:    /s/ Donald E. Kiernan
                                         Donald E. Kiernan
                                         Senior Executive Vice-President,
                                         Chief Financial Officer and Treasurer


Dated:  July 6, 2000

                             EXHIBIT INDEX

Exhibit
Number            Description

  3               Bylaws amended June 30, 2000.

  4 Form of Indenture, dated as of June 30, 2000, between SBC Communications Capital Corporation, SBC Communications Inc., and The Bank of New York, Trustee.